Exhibit 10.2

Schedule 1 to Exhibit 10.1 — Individual Deviations from Form of Management Board Service Agreement.

			Art. 1, para. (1)	Art. 1, para. (3)	Art. 2, para. (1)	Art. 2, para. (2)	Art. 6, para. (1)
				Membership in the
			Date of Supervisory	Board of
			Board Resolution /	Management of	Fixed Annual	Annual Target
Name	Date of Birth	Place of Birth	Appointment Period	other Group Companies	Compensation*	Bonus*	Term of the Contract
Dr. Bernotat	September 14, 1948	Göttingen	September 3, 2002 / May 1, 2003 – April 30, 2008	—	€1,150,000	€1,800,000	January 1, 2005 – April 30, 2008
Dr. Bergmann	February 11, 1943	Sendenhorst/Beckum	March 5, 2003 and March 9, 2005 / March 5, 2003 – February 29, 2008	E.ON Ruhrgas AG**	€700,000	€1,100,000	January 1, 2005 – February 29, 2008
Dr. Gaul	March 2,1942	Düsseldorf	April 30, 2003 and March 9, 2005 / April 1, 2004 – March 31, 2007	—	€700,000	€1,100,000	January 1, 2005 – March 31, 2007
Dr. Krüper	November 19, 1941	Gelsenkirchen	December 19, 2002 and March 9, 2005 / December 1, 2003 – November 30, 2006	—	€700,000	€1,100,000	January 1, 2005 – November 30, 2006
Dr. Schipporeit	January 19, 1949	Bitterfeld	March 29, 2000 and August 11, 2004 / June 16, 2000 – January 31, 2009	—	€700,000	€1,100,000	January 1, 2005 – January 31, 2009
Dr. Teyssen	October 9, 1959	Hildesheim	December 11, 2003 / January 1, 2004 – December 31, 2008	E.ON Energie AG**	€700,000	€1,100,000	January 1, 2005 – December 31, 2008

___________

* with effect from January 1, 2005

** compensation fully covered by contract with E.ON AG